UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 26, 2004

Centex Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 26, 2004, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended September 30, 2004. A copy of the Corporation’s press release announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.

Item 8.01. Other Events.

     On October 26, 2004, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended September 30, 2004. A copy of the Corporation’s press release announcing these results is being furnished as Exhibit 99.1 hereto. The attachments to the press release identified as attachments 1, 2, 3, 4, 5, 6, 7 and 8 are hereby filed pursuant to, and incorporated by reference in this Item 8.01. No other information from the press release is filed pursuant to, or incorporated in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated October 26, 2004, issued by Centex Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Raymond G. Smerge Name: Raymond G. Smerge Title: Executive Vice President, Chief Legal Officer and Secretary

Date: October 26, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 26, 2004.